Stock-Based Compensation (Tables)	1 Months Ended
Jan. 31, 2015
Stock-Based Compensation
Summary of stock based compensation expense

        The following table summarizes the stock-based compensation expenses included in our Statement of Operations and Comprehensive Loss the months ended January 31, 2015 and 2014 and the years ended December 31, 2014 and 2013 (in thousands):

	Month ended January 31,		Year ended December 31,
	2015	2014	2014	2013
		(Unaudited)
Research and development	$27	$8	$228	$30
Sales and marketing	40	1	147	7
General and administrative expenses	32	2	818	21

Stock-based compensation expense, net of tax	$99	$11	$1,193	$58

Black scholes option pricing model fair value assumptions

		Year ended December 31,
	Month ended January 31, 2015
		2014	2013
Expected volatility	82.1%	82.2%	82.1%
Expected term in years	6.0	6.0	5.51 - 6.08
Risk-free interest rate	1.56%	1.74%	0.61 - 1.62%
Expected dividend yield	—%	—%	—%